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                                                                 EXHIBIT (24)(b)


January 26, 2006



Mr. S. Kinnie Smith, Jr.
Mr. Thomas J. Webb
Mr. Michael D. VanHemert
Consumers Energy Company
One Energy Plaza
Jackson, MI 49201-2276

Consumers Energy Company is required to file an Annual Report on Form 10-K for the year ended December 31, 2005 with the Securities and Exchange Commission within 75 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,


/s/ K. Whipple                                    /s/ Philip R. Lochner, Jr.
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Kenneth Whipple                                   Philip R. Lochner, Jr.



/s/ Merribel S. Ayres                             /s/ M. T. Monahan
-------------------------------                   ------------------------------
Merribel S. Ayres                                 Michael T. Monahan



/s/ Jon E. Barfield                               /s/ Joseph F. Paquette, Jr.
-------------------------------                   ------------------------------
Jon E. Barfield                                   Joseph F. Paquette, Jr.



/s/ Richard M. Gabrys                             /s/ Percy A. Pierre
-------------------------------                   ------------------------------
Richard M. Gabrys                                 Percy A. Pierre



/s/ Earl D. Holton                                /s/ S. Kinnie Smith, Jr.
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Earl D. Holton                                    S. Kinnie Smith, Jr.



/s/ D. W. Joos                                    /s/ K. L. Way
-------------------------------                   ------------------------------
David W. Joos                                     Kenneth L. Way



/s/ John B. Yasinsky
-------------------------------
John B. Yasinsky